SCHEDULE 14A
                                                   (Rule 14a-101)

                                       INFORMATION REQUIRED IN PROXY STATEMENT

                                              SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [ X ]

Filed by a party other than the registrant [   ]

Check the appropriate box:

[   ]    Preliminary proxy statement.
[X]      Definitive proxy statement.
[   ]    Definitive additional materials.
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12. [ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).


                          UCI MEDICAL AFFILIATES, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

[ X ]    No fee required.

1

                          UCI MEDICAL AFFILIATES, INC.
                                4416 Forest Drive
                               Columbia, SC 29206

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To be held on Wednesday, July 30, 2003




TO THE STOCKHOLDERS OF UCI MEDICAL AFFILIATES, INC.:

         The annual meeting of stockholders of UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"), will be held on Wednesday, July 30, 2003 at 10:00 a.m., local time, at the Adam's Mark Hotel, 1200 Hampton Street, Columbia, South Carolina for the following purposes:

1. To elect six members of the Board of Directors, two of which shall hold office for a term expiring at the third annual meeting of stockholders after the date of their election, two of which shall hold office for a term expiring at the second annual meeting of stockholders after the date of their election, and two of which shall hold office for a term expiring at the first annual meeting of stockholders after the date of their election.

2. To ratify the appointment of Scott McElveen, L.L.P. as our independent auditors for the fiscal year ended September 30, 2003.

3. To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

         The foregoing items of business are more fully described in the proxy statement accompanying this Notice. Only stockholders of record of our common stock at the close of business on June 2, 2003 are entitled to notice of, and will be entitled to vote at, the annual meeting or any adjournment or postponement of the annual meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       D. Michael Stout, M.D.

                                       President and Chief Executive Officer

June 18, 2003

         We cordially invite and urge you to attend the annual meeting in person, but if you are unable to do so, please complete, date, sign, and promptly return the enclosed form of proxy in the postage-paid envelope provided. If you attend the annual meeting and desire to revoke your proxy and vote in person, you may do so. You can withdraw your proxy at any time before it is voted.

                           UCI MEDICAL AFFILIATES, INC.
                                4416 Forest Drive
                               Columbia, SC 29206

                                 PROXY STATEMENT

General

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of UCI Medical Affiliates, Inc. ("UCI") to be used in voting at the annual meeting of our shareholders to be held at the Adam's Mark Hotel, 1200 Hampton Street, Columbia, South Carolina, on Wednesday, July 30, 2003 at 10:00 a.m. and at any adjournment thereof. The purposes of the annual meeting are (1) to elect six directors to our Board of Directors; (2) to ratify the appointment of Scott McElveen, L.L.P. as our independent auditors for the fiscal year ending September 30, 2003; and (3) to transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting. This proxy statement and the accompanying form of proxy are being mailed to stockholders commencing on or about June 18, 2003.

Record Date

         Only holders of record of our common stock, par value $0.05 per share, at the close of business on June 2, 2003 are entitled to notice of and will be entitled to vote at the annual meeting.

Shares Outstanding and Entitled to Vote

         Holders of our common stock are entitled to one vote per share on each matter that is presented for stockholder approval at the annual meeting. At the close of business on the above-listed record date, 9,650,478 shares of our common stock were outstanding and entitled to vote, held of record by approximately 305 stockholders. All of such shares are eligible to be voted on each matter currently scheduled to come before the annual meeting.

Voting and Revocation of Proxies

         The form of proxy accompanying this proxy statement is solicited on behalf of our Board of Directors for use at the annual meeting. You are requested to complete, date, and sign the accompanying form of proxy and promptly return it in the accompanying envelope or otherwise mail it to us. All proxies that are properly executed and returned, and that are not revoked, will be voted at the annual meeting in accordance with the instructions indicated on the proxies. If no instructions are indicated, such proxies will be voted FOR each of the proposals described in this proxy statement, including election of the director nominees set forth in this proxy statement.

         The Board of Directors does not presently intend to bring any business before the annual meeting other than the specific proposals referred to in this proxy statement and specified in the notice of the annual meeting. So far as is known to the Board, no other matters are to be brought before the annual meeting. If any other business properly comes before the annual meeting, however, we intend that the proxies, in the form enclosed, will be voted on such matters in accordance with the judgment of the persons voting such proxies.

         Any of our stockholders who have signed the proxy referred to in this proxy statement may revoke it at any time before it is exercised at the annual meeting by (i) delivering to our Corporate Secretary a written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the annual meeting or (iii) attending the annual meeting and voting in person (although attendance at the annual meeting will not, by itself, revoke a proxy). Whether or not you plan to attend the annual meeting, you are urged to sign and return the enclosed proxy.

Quorum

         The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting or an adjournment thereof. We will consider directions to withhold authority to vote for directors, abstentions, and broker non-votes to be shares present in person or by proxy and entitled to vote. Therefore, we will count such shares for purposes of determining whether a quorum is present at the annual meeting. If a quorum is not present or represented at the annual meeting, the chairman of the meeting or the stockholders holding a majority of the shares of our common stock entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Our directors, officers and employees may solicit proxies for the reconvened annual meeting in person or by mail, telephone, or telegraph. At any such reconvened annual meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.

Vote Required

         Except for the election of directors, for each matter specified in this proxy statement to be submitted for stockholder approval at the annual meeting, the affirmative vote of a majority of the shares of our common stock present at the annual meeting in person or by proxy and entitled to vote on such matter is required for approval. We will consider abstentions as shares present in person or by proxy and entitled to vote. Consequently, abstentions will have the effect of a vote against such matter. We will consider broker non-votes to be shares present but not entitled to vote. Consequently, broker non-votes will have no effect on the outcome of the vote.

         Under the Delaware General Corporation Law, the six director nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) in the election of directors at the annual meeting will be elected to the Board of Directors. Accordingly, directions to withhold authority, abstentions and broker non-votes will have no effect on the outcome of the vote for directors. Our Amended and Restated Certificate of Incorporation, as amended, does not allow for cumulative voting in the election of directors.

         A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or other nominee does not have the discretionary voting power and has not received voting instructions from the beneficial owner.

Solicitation of Proxies and Expenses

         We will bear the cost of preparing, assembling, and mailing this proxy statement and the accompanying form of proxy to stockholders. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies from stockholders by telephone, telegram, letter, facsimile, or in person. No compensation will be paid for such solicitations. We may request brokers, custodians, nominees, and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies. Upon the request of such record holders, we will reimburse such holders for their reasonable expenses.

                  STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

         If you would like to have a proposal considered for inclusion in the proxy statement for the 2004 annual meeting, we must receive your written proposal at the address on the cover of this proxy statement, attention Corporate Secretary, no later than January 31, 2004. Each shareholder submitting proposals for inclusion in the proxy statement must comply with the proxy rules under the Securities Exchange Act of 1934, as amended, including without limitation being the holder of at least $2,000 in market value, or 1%, of the securities entitled to be voted on the proposal at the annual meeting for at least one year by the date the shareholder submits the proposal and continue to hold those securities through the date of the 2004 annual meeting.

         If you wish to submit a proposal for consideration at the 2004 annual meeting, but which will not be included in the proxy statement for such meeting, we must receive your proposal in accordance with our Bylaws. Our Bylaws require timely advance written notice of any proposals to be presented at an annual meeting of shareholders. For a notice to be timely, it must be received at our principal offices at the address on the cover of this proxy statement sixty days, but not more than ninety days, prior to the anniversary date of the immediately preceding annual meeting of shareholders. In other words, proposals for the 2004 annual meeting must be received by at least May 31, 2004, but not prior to May 1, 2004. However, if the 2004 annual meeting is not held within thirty days before or after July 30, 2004, then for the notice by the shareholder to be timely, it must be received at our principal offices at the address on the cover of this proxy statement not later than the close of business on the tenth day following the date on which the notice of the 2004 annual meeting was actually mailed. The notice must give: (a) a brief description of the business desired to be brought before the 2004 annual meeting (including the specific proposal(s) to be presented) and the reasons for conducting such business at the 2004 annual meeting; (b) the name and address, as they appear on our books, of the shareholder(s) proposing such business; (c) the class and number of shares that are held beneficially, but not held of record, by the proposing shareholder(s) as of the record date for the 2004 annual meeting, if such date has been made publicly available, or as of a date within ten days of the effective date of the notice by the proposing shareholder(s) if the record date has not been made publicly available, and (d) any interest of the proposing shareholder(s) in such business. Shareholders desiring to make proposals to be presented at the 2004 annual meeting are directed to these requirements as more specifically set forth in our Bylaws, a copy of which is available upon request to our Corporate Secretary at the address listed on the cover of this proxy statement. The chairman of the 2004 annual meeting may exclude from the meeting any matters that are not properly presented in accordance with these Bylaw requirements.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         Six directors are to be elected at the annual meeting. Our Amended and Restated Certificate of Incorporation, as amended, provides for a classified Board of Directors so that, as nearly as possible, one-third of our Board rotates off at each annual meeting. Pursuant to the authority granted to it under our Bylaws, as amended, our Board has set the size of the Board at six members with staggered terms expiring at the forthcoming annual meeting and at the next two succeeding annual meetings of stockholders. The following persons have been nominated by the Board of Directors for election as directors at the forthcoming annual meeting to serve for terms expiring at the third annual meeting of stockholders after the date of their election or until their successors shall have been elected and shall been duly qualified: Charles M. Potok and Harold H. Adams, Jr. The following persons have been nominated by the Board of Directors for election as directors at the forthcoming annual meeting to serve for terms expiring at the second annual meeting of stockholders after the date of their election or until their successors shall have been elected and shall been duly qualified: John M. Little, Jr., M.D. and Ashby M. Jordan, M.D. The following persons have been nominated by the Board of Directors for election as directors at the forthcoming annual meeting to serve for terms expiring at the first annual meeting of stockholders after the date of their election or until their successors shall have been elected and shall been duly qualified:
Louis M. McElveen and Timothy L. Vaughn. See "Management."

         The Board has designated the persons named in the accompanying proxy, and unless authority is specifically withheld, they intend to vote for the election of the nominees listed above. A stockholder executing the enclosed proxy may vote for the nominees or may withhold such vote from the nominees. In each case where the stockholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with such stockholder's specifications. Although we do not contemplate that the nominees will become unable to serve prior to the annual meeting, the persons named on the enclosed proxy will have the authority to vote for the election of another person in accordance with their best judgment.

         THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

                                  PROPOSAL TWO

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board, adopting the recommendation of the Audit Committee of the Board of Directors, has appointed the certified public accounting firm of Scott McElveen, L.L.P. as our independent auditors for the fiscal year ended September 30, 2003, subject to ratification by the stockholders at the annual meeting. We expect representatives of Scott McElveen, L.L.P. to be present at the annual meeting and to be available to respond to questions. We will provide such representatives the opportunity to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that are likely to be brought before the annual meeting. If any matters are brought before the annual meeting, the proxy agents named in the enclosed proxy will vote on such matters in accordance with their best judgment.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of June 2, 2003. Information is presented for (i) stockholders owning more than five percent of the outstanding common stock, (ii) each of our directors and executive officers individually, and (iii) all of our directors and executive officers, as a group. The percentages are calculated based on 9,650,478 shares of common stock outstanding on June 2, 2003.

                                                                                  Shares
                                                                               Beneficially
                                  Name                                           Owned (1)              Percentage
------------------------------------------------------------------------- --- ----------------          ------------
Blue Cross and Blue Shield of South Carolina (2)...............................4,645,010                  48.13
MainStreet Healthcare Corporation (3)..........................................1,481,009                  15.35
M.F. McFarland, III, M.D. (4)....................................................521,962                   5.41
Harold H. Adams, Jr................................................................2,500                     *
Ashby M. Jordan, M. D................................................................. 0                      0
A. Wayne Johnson.......................................................................0                      0
John M, Little, Jr., M.D...............................................................0                      0
Louis M. McElveen......................................................................0                      0
Charles M. Potok.......................................................................0                      0
Timothy L. Vaughn......................................................................0                      0
D. Michael Stout, M.D. (5).......................................................357,185                    3.70
Jerry F. Wells, Jr. (6)..........................................................134,825                    1.40
All current directors and executive officers
    As a group (8 persons).....................................................1,016,472                  10.53

* Amount represents less than 1.0 percent.

(1) Beneficial ownership reflected in the table is determined in accordance with the rules and regulations of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise specified, each of the stockholders named in the table has indicated to us that such stockholder has sole voting and investment power with respect to all shares of common stock beneficially owned by that stockholder.
(2)......The business address of the named beneficial owner is I-20 at Alpine
         Road, Columbia, SC 29219. The shares reflected in the table are held of record by Companion HealthCare Corporation (4,026,829 shares) and Companion Property and Casualty (618,181 shares), each of which is a wholly owned subsidiary of Blue Cross and Blue Shield of South Carolina.
(3) The business address of the named beneficial owner is 2370 Main Street, Tucker, Georgia 30084. (4) The business address of the named beneficial owner is 1829 Senate Street, Columbia, SC 29201. (5) Includes 74,825 shares issuable pursuant to currently exercisable stock options. (6) All shares are issuable pursuant to currently exercisable stock options.

                                   MANAGEMENT

Directors

The following sets forth certain information concerning the persons nominated for election as directors. As used in this proxy statement, the term UCI-SC refers to UCI Medical Affiliates of South Carolina, Inc., one of our wholly-owned subsidiaries; the term DC-SC refers to Doctor's Care P.A., a professional corporation affiliated with us and UCI-SC; the term UCI-GA refers to UCI Medical Affiliates of Georgia, Inc., one of our wholly-owned subsidiaries; and the term the P.A.s refers to DC-SC and Doctor's Care of Tennessee, P.C., a professional corporation affiliated with us.

     Nominees for Election as Directors at the Annual Meeting for Terms Expiring at the Third Annual Meeting of Stockholders After the Date of Their Election

Harold H. Adams, Jr., 57, has served as one of our directors since June 1994 and as President and owner of Adams and Associates, International, Adams and Associates, and Southern Insurance Managers since June 1992. He served as President of Adams Eaddy and Associates, an independent insurance agency, from 1980 to 1992. Mr. Adams has been awarded the Chartered Property Casualty Underwriter designation and is currently a member of the President's Board of Visitors of Charleston Southern University in Charleston, South Carolina. He has received numerous professional awards as the result of over 32 years of involvement in the insurance industry and is a member of many professional and civic organizations. Mr. Adams was most recently reelected as a director at the annual meeting of stockholders in 2000.

Charles M. Potok, 55, has served as one of our directors since September 1995; as Executive Vice President and Chief Operating Officer of Companion Property and Casualty Company, a wholly-owned subsidiary of Blue Cross and Blue Shield of South Carolina, since March 1984; and, as President of Companion Property and Casualty Company since April 2002. Mr. Potok is an Associate of the Casualty Actuarial Society and a member of the American Academy of Actuaries. Prior to joining Companion Property and Casualty Company, Mr. Potok served as Chief Property and Casualty Actuary and Director of the Property and Casualty Division of the South Carolina Department of Insurance. Mr. Potok was most recently reelected as a director at the annual meeting of stockholders in 1997.

     Nominees for Election as Directors at the Annual Meeting for Terms Expiring at the Second Annual Meeting of Stockholders After the Date of Their Election

John M. Little, Jr., M.D., MBA, 54, has served as one of our directors since August 11, 1998 and as Chief Medical Officer of Companion HealthCare Corporation, a wholly-owned subsidiary of Blue Cross and Blue Shield of South Carolina, since 1996. Additionally, he has served since 1994 as Medical Director of Managed Care Services of Companion HealthCare Corporation, as Chairman of the Quality Assurance Committee and the Pharmacy and Therapeutics Committee of Companion HealthCare Corporation, and as a Co-Chair of the Managed Care Oversight Committee of Companion HealthCare Corporation. Prior to joining Companion HealthCare Corporation in 1994, Dr. Little served as Assistant Chairman for Academic Affairs, Department of Family Practice, Carolinas Medical Center, Charlotte, North Carolina from 1992 to 1994. Dr. Little was most recently reelected as a director at the annual meeting of stockholders in 1999.

Ashby M. Jordan, M.D., 64, has served as one of our directors since August 1996 and as Vice President of Medical Affairs of Blue Cross and Blue Shield of South Carolina since December 1986. Prior to joining Blue Cross and Blue Shield of South Carolina, Dr. Jordan was the Vice President of Medical Affairs for CIGNA HealthPlan of South Florida, Inc. Dr. Jordan is Board Certified by the American Board of Pediatrics. Dr. Jordan was most recently reelected as a director at the annual meeting of stockholders in 1999.

     Nominees for Election as Directors at the Annual Meeting for Terms Expiring at the First Annual Meeting of Stockholders After the Date of Their Election

Louis M. McElveen, CPA, CVA, 41, received his B.S. in Accounting, as well as his Masters degree in Accountancy/Taxation from the University of South Carolina. He is licensed to practice in multiple States, and is a member of several societies including: American Institute of Certified Public Accounts (AICPA), S.C. Association of Certified Public Accounts (SCACPA), where he is also Chairman of the Taxation Committee and the National Association of Certified Valuation Analysts (NACVA). Mr. McElveen is currently the Chief Financial Officer of Southern Anesthesia & Surgical, Inc, a privately-owned, national pharmaceutical distribution company. Prior to this, he was Partner in Charge of Taxation with Scott McElveen, LLP, a private CPA firm. Mr. McElveen has had 17 years of public accounting, of which, 9 years were spent with international accounting firms. Mr. McElveen is a board member of several local non-profit organizations.

Timothy L. Vaughn, CPA, 38, has served as Chief Financial Officer of Companion HealthCare since January, 2002. Prior to that, Vaughn was Contracts Manager for Blue Cross Blue Shield of South Carolina's TRICARE line of business. This federal program provides health benefits administration for military dependents and retirees across the nation. Vaughn is a Certified Public Accountant and is a Fellow in both the Academy of Healthcare Management and Life Management institute and is currently serving as Corporate Secretary and Treasurer of EAP Alliance, Inc., which provides employee assistance programs to business and industry. He is a member of numerous civic and professional organizations.

Executive Officers

The following sets forth certain information concerning the persons who currently serve as our executive officers who do not also serve on the Board of Directors.

D. Michael Stout, M.D., 58, has served as Executive Vice President of Medical Affairs of UCI and DC-SC since 1985 and as President and Chief Executive Officer of UCI, UCI-SC, UCI-GA and the P.A.s since November 1, 2002. He is Board Certified in Emergency Medicine and is a member of the American College of Emergency Physicians, the Columbia Medical Society, and the American College of Physician Executives.

Jerry F. Wells, Jr., 41, has served as our Chief Financial Officer and Executive Vice President since he joined us in February 1995 and as our Corporate Secretary since December 1996. He has served as Executive Vice President of Finance, Chief Financial Officer and Corporate Secretary of UCI-SC since December 1996, and of UCI-GA since its organization in February 1998, and as Corporate Secretary of DC-SC since December 1996. Prior to joining us, he served as a Senior Manager and consultant for Pricewaterhouse Coopers LLP from 1985 until February 1995. Mr. Wells is a certified public accountant and is a member of the American Institute of Certified Public Accountants, the South Carolina Association of Certified Public Accountants, and the North Carolina CPA Association.

Board of Directors and Board Committees

Board of Directors

The Board of Directors met or acted by written consent a total of three times during our fiscal year ended September 30, 2002. No director attended fewer than 75 percent of the total of such Board meetings and the meetings of the committees upon which the director served. Among the standing committees established by the Board of Directors are a Compensation Committee, an Audit Committee, and a Revenue Enhancement Committee. The Board of Directors has not established a nominating committee for recommending to stockholders candidates for positions on the Board of Directors. Such functions are currently performed by the Board of Directors acting as a whole. Currently, six directors serve on the Board of Directors.

Audit Committee

The Audit Committee consists of Mr. Adams and Dr. Jordan. This committee recommends to the Board of Directors the engagement of our independent auditors, determines the scope of the auditing of our books and accounts, reviews the reports submitted by the auditors, examines procedures employed in connection with our internal control structure, reviews and approves the terms of acquisitions between us and any related party entities, undertakes certain other activities related to our fiscal affairs, and makes recommendations to the Board of Directors as may be appropriate. This committee met one time during our fiscal year ended September 30, 2002. The report of the Audit Committee appears in this proxy statement on page 11.

Compensation Committee

     The Compensation Committee consists of Dr. Little, Mr. Johnson, and Mr. Potok. This committee monitors our executive compensation plan, practice and policies, including all salaries, bonus awards and fringe benefits, and makes recommendations to the Board of Directors with respect to changes in existing executive compensation plans and the formation and adoption of new executive compensation plans. This committee met one time during our fiscal year ended September 30, 2002. The report of the Compensation Committee appears in this proxy statement on page 11.

Revenue Enhancement Committee

The Revenue Enhancement Committee consists of Messrs. Adams and Potok. This committee monitors our ancillary and complementary services and makes recommendations to the Board of Directors with respect to changes in such existing services. This committee did not meet during our fiscal year ended September 30, 2002.

Executive Compensation

         The following table sets forth the total compensation earned during the fiscal year ended September 30, 2002 and during each of the two prior fiscal years by our President and Chief Executive Officer and our other executive officers whose annual compensation from us exceeded $100,000 for all services provided to us. No other of our executive officers earned compensation in excess of $100,000 for services provided to us in any of the three fiscal years reflected in the table.

                           Summary Compensation Table

                                                                                    Long Term
                                                                                   Compensation
                                                                  Annual              Awards
                                                  Compensation
                                                                                    Securities
                                                                                    Underlying          All Other
   Name and Principal Position      Fiscal Year    Salary (1)    Bonus (1)           Options         Compensation (2)
   ---------------------------      -----------    ----------    ---------           -------         ----------------

M. F. McFarland, III, M.D.              2002      $   325,000 (3)  $155,500                 0              9,272
Chairman, President and                 2001          325,000 (3)         0                 0              9,272
Chief Executive Officer                 2000          325,000 (3)         0                 0              9,272

D. Michael Stout, M.D.                  2002      $   210,000 (4$    58,000                 0                  0
Executive Vice President of             2001          210,000 (4)         0                 0                  0
Medical Affairs                         2000          210,000 (4)         0                 0                  0

Jerry F. Wells, Jr.                     2002      $   137,600   $    38,000                 0                  0
Executive Vice President of             2001          112,000             0                 0                  0
Finance,  Chief Financial Officer,      2000           99,640             0                 0                  0
and Secretary


(1) Amounts included under the heading "Salary" and "Bonus" include compensation from both UCI-SC and DC-SC. The remuneration described in the table above does not include our cost of benefits furnished to certain officers that were extended in connection with the conduct of our business. The amount of such benefits accrued for each of the named executives in each of the years reflected in the table did not exceed 10% of the total annual salary and bonus reported for such executive in such year.

(2) Amounts included under the heading "All Other Compensation" are comprised of premiums for long-term disability and life insurance provided by us for the benefit of Dr. McFarland.

(3) For services performed by Dr. McFarland for UCI-SC, Dr. McFarland received an annual salary of $157,500 during each of the three fiscal years ended September 30, 2002, 2001, and 2000. For services performed by Dr. McFarland for DC-SC, an affiliated professional association which was wholly owned by Dr. McFarland that contracts with UCI-SC to provide all medical services at our medical facilities, Dr. McFarland received an annual salary of $167,500 for each of the three fiscal years ended September 30, 2002, 2001, and 2000. Dr. McFarland's employment with UCI-SC and DC-SC terminated on November 1, 2002.

(4) For services performed by Dr. Stout for UCI-SC, Dr. Stout received an annual salary of $50,000 in each of the three fiscal years ended September 30, 2002, 2001, and 2000. For services performed by Dr. Stout for DC-SC, Dr. Stout received an annual salary of $160,000 in each of the three fiscal years ended September 30, 2002, 2001, and 2000. Dr. Stout has served as the President and Chief Executive Officer of UCI, UCI-SC, UCI-GA, and DC-SC since November 2002.

Fiscal Year-End Option Values

         The following table sets forth certain information with respect to unexercised options to purchase our common stock held at September 30, 2002. None of the named executive officers exercised any options during the fiscal year ended September 30, 2002. Additionally, no options were granted to any officer or director during the fiscal year ended September 30, 2002.

                                               2002 FISCAL YEAR-END
                                                   OPTION VALUES

                                      Number of Securities Underlying                 Value of Unexercised
                                          Unexercised Options at                          In-the-Money
                                              Fiscal Year End                      Options at Fiscal Year End
                                 ------------------------------------------  ---------------------------------------

             Name                   Exercisable          Unexercisable          Exercisable        Unexercisable
---------------------------------------------------- ---------------------- -------------------- -------------------


                                         0                     0                     0                   0
M.F. McFarland, III, M.D. Chairman, President and Chief Executive Officer


                                      74,825                   0                     0                   0
D. Michael Stout, M.D. Executive Vice President
of Medical Affairs


                                      134,825                  0                     0                   0
Jerry F. Wells, Jr.
  Executive  Vice  President of
Finance,                  Chief
Financial     Officer,      and
Secretary

Director Compensation

         We pay our non-employee directors a fee of $500 for attendance at each meeting of our Board of Directors. We reimburse our non-employee directors for all out-of-pocket expenses reasonably incurred by them in the discharge of their duties as directors, including out-of-pocket expenses incurred in attending meetings of the Board of Directors.

         During the fiscal year ended September 30, 1996, we adopted a Non-Employee Director Stock Option Plan (the "1996 Non-Employee Plan"). The 1996 Non-Employee Plan provided for the granting of options to two non-employee directors for the purchase of 10,000 shares of our common stock at the fair market value as of the date of grant. Under this plan, we issued 5,000 options to Harold H. Adams, Jr. and 5,000 options to Russell J. Froneberger. These options are exercisable during the period commencing on March 20, 1999 and ending on March 20, 2006. At September 30, 2002, stock options for 10,000 shares were outstanding under the 1996 Non-Employee Plan, all of which were exercisable.

         During the fiscal year ended September 30, 1997, we adopted a Non-Employee Director Stock Option Plan (the "1997 Non-Employee Plan"). The 1997 Non-Employee Plan provided for the granting of options to four non-employee directors for the purchase of 20,000 shares of our common stock at the fair market value as of the date of grant. Under this plan, we issued 5,000 options each to Thomas G. Faulds, Ashby M. Jordan, M.D., and Charles M. Potok. These options are exercisable during the period commencing on March 28, 2000 and ending on March 28, 2007. At September 30, 2002, stock options for 15,000 shares were outstanding under the 1997 Non-Employee Plan, all of which were exercisable.

Employment Contracts

         None

Compensation Committee Interlocks and Insider Participation

         During the fiscal year ended September 30, 2002, the Compensation Committee of the Board of Directors decided matters of executive compensation. The Compensation Committee is currently composed of Dr. Little, Mr. Johnson, and Mr. Potok. None of the members of the Compensation Committee have served as our executive officers or employees or as executive officers or employees of any of our subsidiaries. None of the members of the Compensation Committee served as members of the compensation committees of another entity. None of our executive officers served as a member of the compensation committee of another entity, one of whose executive officers served on our Compensation Committee. None of our executive officers served as a director of another entity, one of whose executive officers served as one of our directors.

Compensation Committee Report on Executive Compensation

         The Compensation Committee of the Board of Directors generally determines the compensation of our executive officers and has furnished the following report with respect to certain compensation paid or awarded to our executive officers during the fiscal year ended September 30, 2002.

General Policies. Our compensation program is intended to enable us to attract, motivate, reward, and retain the management talent to achieve corporate objectives and thereby increase shareholder value. Our policy is to provide incentives to senior management to achieve both short-term and long-term objectives. To attain these objectives, our executive compensation program is composed of a base salary and bonus.

Base Salary. Base salaries for each of Dr. McFarland, Dr. Stout, and Mr. Wells were determined by a subjective assessment of the executive officer's performance, in light of the officer's responsibilities and position with us and our performance during prior periods. In evaluating our overall performance, the primary focus is upon not only our financial performance, but also on the personal performance of the executives in areas such as quality assurance and personal development.

Incentive Compensation. Incentive compensation for each of Dr. McFarland and Dr. Stout was established in his respective employment agreement, both of which are no longer in effect as of the date of this proxy statement, and was most influenced by our profitability. Such compensation is completely "at risk" depending upon our performance. The Compensation Committee reviews periodically, and adjusts accordingly, incentive compensation.

Stock Options. Executive compensation includes the grant of stock options in order to more closely align the interests of the executive with the long-term interests of the shareholders.

     Report of Compensation Committee: John M. Little, Jr., MD, MBA; A. Wayne Johnson; and Charles M. Potok

Audit Committee Report

         The Audit Committee has reviewed and discussed the audited financial statements for the year ended September 30, 2002 with management and the independent auditors, Scott McElveen, L.L.P. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. The discussions with Scott McElveen, L.L.P. also included the matters required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards).

         Scott McElveen, L.L.P. provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed this information with Scott McElveen, L.L.P.

         Based on the above-described discussions and reviews, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended September 30, 2002 and filed with the Securities and Exchange Commission on December 27, 2002.

         Our Board of Directors has adopted a written charter for the audit committee, which is attached hereto as an Appendix A.

Report of the Audit Committee:  Harold H. Adams, Jr. and Ashby M. Jordan, M.D.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the 1934 Act requires our directors and officers to file reports of holdings and acquisitions in common stock with the Securities and Exchange Commission. Based on our records and other information, we believe that all SEC filing requirements applicable to our directors and officers were complied with in respect to our fiscal year ended September 30, 2002.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Administrative Services Agreements

         UCI-SC has entered into an Administrative Services Agreement with DC-SC. UCI-GA has entered into Administrative Services Agreements with Doctor's Care of Tennessee, P.C. Under these Administrative Services Agreements, UCI-SC and UCI-GA perform all non-medical management of the P.A.s and have exclusive authority over all aspects of the business of the P.A.s (other than those directly related to the provision of patient medical services or as otherwise prohibited by state law). The non-medical management provided by UCI-SC and UCI-GA includes, among other functions, treasury and capital planning, financial reporting and accounting, pricing decisions, patient acceptance policies, setting office hours, contracting with third party payors and all administrative services. UCI-SC and UCI-GA provide all of the resources (systems, procedures and staffing) to bill third party payors or patients, and provide all of the resources (systems, procedures and staffing) for cash collection and management of accounts receivables, including custody of the lockbox where cash receipts are deposited. From the cash receipts, UCI-SC and UCI-GA pay all physician salaries, operating costs of the centers and operating costs of UCI-SC and UCI-GA. Compensation guidelines for the licensed medical professionals at the P.A.s are set by UCI-SC and UCI-GA, and UCI-SC and UCI-GA establish guidelines for establishing, selecting, hiring and firing the licensed medical professionals. UCI-SC and UCI-GA also negotiate and execute substantially all of the provider contracts with third party payors, with the P.A.s executing certain of the contracts at the request of a minority of payors. Neither UCI-SC nor UCI-GA loans or otherwise advances funds to any P.A. for any purposes.

         During UCI's fiscal years ended September 30, 2002 and 2001, the P.A.s received an aggregate of approximately $38,527,000 and $38,117,000, respectively, in fees prior to deduction by the P.A.s of their payroll and other related deductible costs covered under the Administrative Agreement and its predecessor agreement. For accounting purposes, the operations of the P.A.s are combined with the operations of UCI and are reflected in our consolidated financial statements. Pursuant to the employment agreement, in effect during the period covered by this report, between DC-SC and Dr. McFarland, Dr. McFarland served as Executive Medical Director of the centers and was paid an annual salary for his services in such position. Pursuant to the employment agreement in effect during the period covered by this report between DC-SC and Dr. Stout, Dr. Stout provided medical services to DC-SC and was paid an annual salary for such services. During the period covered by this report, Dr. McFarland was the Chief Executive Officer of UCI and was the President, sole director and sole owner of DC-SC. As of November 1, 2002, Dr. Stout has served as the President and Chief Executive Officer of UCI, UCI-SC, UCI-GA, and the P.A.s. During the period covered by this report, Dr. Stout was the Executive Vice President of Medical Affairs for UCI, UCI-SC and UCI-GA, and was the President, sole director and sole stockholder of the P.A.s.

Medical Center Leases

         The Doctor's Care Northeast facility is leased from a partnership in which Dr. McFarland is a general partner. The lease was renewed in October 1997 for a fifteen-year term. The terms of this lease are believed to be no more or less favorable to UCI-SC than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar arrangements. Total lease payments made by UCI-SC under this lease during the fiscal years ended September 30, 2002 and 2001 were $96,000 each year, plus utilities and real estate taxes.

Other Transactions with Related Parties

         At June 2, 2003, Companion HealthCare Corporation owned 4,026,829 shares of common stock and Companion Property and Casualty owned 618,181 shares of common stock, which combine to approximately 48.13 percent of the outstanding common stock. Each of Companion HealthCare Corporation and Companion Property and Casualty is a wholly owned subsidiary of Blue Cross and Blue Shield of South Carolina. The following is a historical summary of purchases of common stock by Blue Cross and Blue Shield of South Carolina subsidiaries directly from us.


                                                                                       Price            Total
              Date          Blue Cross and Blue Shield of South        Number           per           Purchase
            Purchased                     Carolina                    of Shares        Share            Price
                                         Subsidiary
       -------------------  -------------------------------------   --------------  ------------  ------------------

            12/10/93          Companion HealthCare Corporation          333,333        $1.50          $ 500,000

            06/08/94          Companion HealthCare Corporation          333,333        3.00            1,000,000

            01/16/95          Companion HealthCare Corporation          470,588        2.13            1,000,000

            05/24/95          Companion HealthCare Corporation          117,647        2.13              250,000

            11/03/95          Companion HealthCare Corporation          218,180        2.75              599,995

            12/15/95          Companion HealthCare Corporation          218,180        2.75              599,995

            03/01/96          Companion HealthCare Corporation          109,091        2.75              300,000

            06/04/96          Companion Property and Casualty           218,181        2.75              599,998

            06/23/97          Companion Property and Casualty           400,000        1.50              600,000

         Additionally, on May 13, 2003, Companion HealthCare Corporation purchased 2,020,387 shares of common stock from MainStreet Healthcare Corporation and other shareholders for 40 cents ($0.40) per share for a total purchase price of $808,155.

         The common stock acquired by Companion HealthCare Corporation and Companion Property and Casualty directly from us was purchased pursuant to exemptions from the registration requirements of federal securities laws available under Section 4(2) of the 1933 Act. Consequently, the ability of the holders to resell such shares in the public market is subject to certain limitations and conditions. The shares acquired by Companion HealthCare Corporation and Companion Property and Casualty were purchased at share prices below market value at the respective dates of purchase in part as a consequence of the lower issuance costs incurred by us in the sale of these unregistered securities and in part as consequence of the restricted nature of the shares. Companion HealthCare Corporation and Companion Property and Casualty have the right to require registration of the stock under certain circumstances as described in the respective stock purchase agreements.

         These Blue Cross and Blue Shield of South Carolina subsidiaries have the option to purchase as many shares as may be necessary for Blue Cross and Blue Shield of South Carolina and its subsidiaries in the aggregate to obtain and maintain ownership of 47 percent of the outstanding common stock in the event that we issue additional stock to other parties (excluding shares issued to our employees or directors). To the extent either of these Blue Cross and Blue Shield of South Carolina subsidiaries exercises its right in conjunction with a sale of voting stock by us, the price to be paid by such entity is the average price to be paid by the other purchasers in that sale. Otherwise, the price is the average closing bid price of our voting stock on the ten trading days immediately preceding the election by a Blue Cross and Blue Shield of South Carolina subsidiary to exercise its purchase rights. Consequently, to the extent either of the Blue Cross and Blue Shield of South Carolina subsidiaries elects to exercise any or a portion of its rights under these anti-dilution agreements, the sale of shares of common stock to a Blue Cross and Blue Shield of South Carolina subsidiary will have the effect of reducing the percentage voting interest in us represented by a share of the common stock.

         During the fiscal year ended September 30, 1998, UCI-SC entered into a capital lease purchase agreement with Blue Cross and Blue Shield of South Carolina for a new billing and accounts receivable system, which includes computer equipment, for an aggregate purchase price of $1,253,000. UCI-SC has the option to purchase the equipment at the end of the lease term for $1. The lease obligation recorded at September 30, 2002 is $628,000, which includes lease addenda. The terms of the lease purchase agreement are believed to be no more or less favorable to UCI-SC than the terms that would have been obtainable through arm's-length negotiations with unrelated third parties for a similar billing and accounts receivable system, which includes computer equipment.

         During the fiscal year ended September 30, 1994, UCI-SC entered into an agreement with Companion Property and Casualty pursuant to which UCI-SC, through DC-SC, acts as the primary care provider for injured workers of firms carrying worker's compensation insurance through Companion Property and Casualty. Additionally, during the fiscal year ended September 30, 1995, UCI-SC executed a $400,000 note payable to Companion Property and Casualty payable in monthly installments of $4,546 (including 11 percent interest) from April 1, 1995 to March 1, 2010. The terms of the agreement with Companion Property and Casualty are believed to be no more or less favorable to UCI-SC than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar arrangements.

         UCI-SC, through DC-SC, provides services to members of a health maintenance organization operated by Companion HealthCare Corporation who have selected DC-SC as their primary care provider. The terms of the agreement with Companion HealthCare Corporation are believed to be no more or less favorable to UCI-SC than those that would have been obtainable through arm's-length negotiations with unrelated third parties for similar arrangements.

                                PERFORMANCE GRAPH

The following graph compares cumulative total shareholder return of our common stock over a five-year period with The Nasdaq Stock Market (US) Index and with a Peer Group of companies for the same period. Total shareholder return represents stock price changes and assumes the reinvestment of dividends. The graph assumes the investment of $100 on September 30, 1997.













                                                                   Fiscal Year Ended
                                   -----------------------------------------------------------------------------------
                                    09/30/97      09/30/98       09/30/99       09/30/00      09/30/01      09/30/02
                                   -----------    ----------    -----------     ----------    ----------    ----------
UCI Medical Affiliates, Inc.           100.00         45.00          22.50          16.25         12.40         10.40
Nasdaq Market Index                    100.00        103.92         168.12         229.98         94.23         75.81
Peer Group                             100.00         93.24          36.76          45.57        103.61         69.79

     The members of the Peer Group are AmeriPath, Inc., Continucare Corporation, IntegraMed America, Inc., Pediatrix Medical Group, Inc., and Metropolitan Health Networks. Metropolitan Health Networks replaced PhyCor, Inc., which was a member of the Peer Group for the 10-K for fiscal year ended September 30, 2001, because based on our knowledge, PhyCor, Inc. has been liquidated in bankruptcy. The returns of each company in the Peer Group have been weighted according to their respective stock market capitalization for purposes of arriving at a Peer Group average. The prices of our common stock used in computing the returns reflected above are the average of the high and low bid prices reported for our common stock during the fiscal quarter ended on such dates.

                          SCOTT MCELVEEN, L.L.P.'s FEES

Audit Fees

         During fiscal year ended September 30, 2002, Scott McElveen, L.L.P. billed us an aggregate of $56,313 for professional services rendered for the audit of our annual financial statements for the year ended September 30, 2002 and reviews of the financial statements included in our Forms 10-Q for that year. We estimate that the total fees for such services for the year ended September 30, 2003 will be approximately $60,000.

Financial Information Systems Design and Implementation Fees

         During the year ended September 30, 2002, Scott McElveen, L.L.P. did not provide us with any services related to financial information systems design or implementation.

All Other Fees

         During the year ended September 30, 2002, Scott McElveen, L.L.P. billed us an aggregate of $17,776 for the following professional services provided during 2002: tax return preparation, assistance with preparation of the Annual Report on Form 10-K, audit of our retirement plan, and advice relating to internal audit functions. Scott McElveen, L.L.P. has informed us that no additional amounts shall be billed during 2003 for such services provided in 2002. The Audit Committee considered whether provision of these services was compatible with maintaining Scott McElveen, L.L.P.'s independence.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of September 30, 2002.

                                                                                               Number of securities
                                                                                             remaining available for
                                       Number of securities                                   future issuance under
                                        to be issued upon           Weighted-average           equity compensation
                                           exercise of             exercise price of             plans {excluding
                                       outstanding options,       outstanding options,       securities reflected in
          Plan category                warrants and rights        warrants and rights              column (a)}
----------------------------------    -----------------------    -----------------------     -------------------------
----------------------------------    -----------------------    -----------------------     -------------------------
                                               (a) (b) (c)
Equity     compensation     plans
approved by security holders                 524,950                      2.49                       409,350

Equity   compensation  plans  not
approved by security holders
                                                0                          0                            0
                                      -----------------------    -----------------------     -------------------------
                                      -----------------------    -----------------------     -------------------------

     Total                                   524,950                      2.49                       409,350
                                      =======================    =======================     =========================

                                  MISCELLANEOUS

         The information referred to under the captions "Compensation Committee Report on Executive Compensation", "Performance Graph" and "Audit Committee Report" (to the extent permitted under the Securities Exchange Act of 1934): (i) shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or the liabilities of Section 18 of the Securities Exchange Act of 1934, and (ii) notwithstanding anything to the contrary that may be contained in any filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933, shall not be deemed to be incorporation by reference in any such filing.

                                  ANNUAL REPORT

         A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2002, which was filed with the Securities and Exchange Commission on December 27, 2002, accompanies this proxy statement.

                                            By order of the Board of Directors,


                                            D. Michael Stout, M.D.
                                            President and Chief
                                            Executive Officer


Columbia, South Carolina
June 18, 2003

                                   APPENDIX A

                          UCI MEDICAL AFFILIATES, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS


 Organization

         The audit committee of the board of directors shall be comprised of at least two directors who are independent of management and the company. Members of the audit committee shall be considered independent if they have no relationship to the company that may interfere with the exercise of their independence from management and the company. A director will not be considered "independent" if, among other things, he or she has:

     X been employed by the corporation or its affiliates in the current or past three years;

 X accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

 X an immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer;

 X been a partner, controlling shareholder or an executive officer of any for-profit business to which the company made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

 X been employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

 All audit committee members will be financially literate, and at least one member will have accounting or financial management expertise.

 Statement of Policy

     The audit committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the company, and the quality and integrity of financial reports to the company. In doing so, it is the responsibility of the audit committee to maintain free and open communication between the directors, the independent auditors, and the financial management of the company.

 Responsibilities

     In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the company are in accordance with all requirements and are of the highest quality. The primary responsibility of the audit committee is to oversee the company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the company's financial statements, and the independent auditors are responsible for auditing those financial statements.

     In carrying out these responsibilities, the audit committee will:

 C Obtain the full board of director's approval of this Charter and review and reassess this Charter as conditions dictate (or at least annually).

 C Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the company and its divisions and subsidiaries.

 C Have a clear understanding with the independent auditors that they are ultimately accountable to the board of directors and the audit committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

 C Meet with the independent auditors and financial management of the company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

 C Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

 C Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies.

 C Review with management the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

 C Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the company.

 C Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements and discuss any other matters required to be communicated to the committee for purposes of this review.

     C Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and the content of the financial statements to be presented to the shareholders. Review with the financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or significant decisions made in preparing the financial statements.

 C Provide sufficient opportunity for independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of the company's financial, accounting, personnel, and the cooperation that the independent auditors received during the course of the audit.

 C Review accounting and financial human resources within the company.

 C Report the results of the annual audit to the board of directors. If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed.).

 C On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take appropriate action to ensure the continuing independence of the auditors.

 C Review the report of the audit committee in the annual report to shareholders and the Annual Report on Form 10-K disclosing whether or not the committee had reviewed and discussed with management and the independent auditors, as well as discussed within the committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose the committee's conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.

 C Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

 C Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if in its judgment, that is appropriate.

 C Review the company's disclosure in the proxy statement for its annual meeting of shareholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the annual report of shareholders or the proxy statement at least triennially or the year after amendment to the Charter.

A-[PG NUMBER]

                          UCI MEDICAL AFFILIATES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, JULY 30, 2003 AT THE ADAM'S MARK HOTEL, 1200 HAMPTON STREET, COLUMBIA, SOUTH CAROLINA AT 10:00 A.M. LOCAL TIME.

         The undersigned hereby acknowledges receipt of the Notice of annual meeting of stockholders and proxy statement for the above-referenced annual meeting and appoints each of Jerry F. Wells, Jr. and S. Louise Parker as proxy and attorney-in-fact of the undersigned, each with full power of substitution, to vote all of the shares of common stock of UCI Medical Affiliates, Inc., a Delaware corporation, held or owned by the undersigned or standing in the name of the undersigned at the annual meeting of our stockholders and at any adjournments thereof, and the undersigned hereby instructs said proxies and attorneys to vote as follows:

         1. Election of Directors: Terms as set forth in proxy statement

                                                     FOR the nominee            WITHHOLD AUTHORITY
                                                     listed below               to vote as to the nominee

                  Harold H. Adams, Jr.               [   ]                                         [   ]
                  Charles M. Potok          [   ]                                         [   ]
                  John M. Little, Jr., M.D. [   ]                                         [   ]
                  Ashby M. Jordan, M.D.     [   ]                                         [   ]
                  Louis M. McElveen         [   ]                                         [   ]
                  Timothy L. Vaughn         [   ]                                         [   ]

         2. To ratify the appointment of Scott McElveen, L.L.P. as our independent auditors for the fiscal year ended September 30, 2003.

                  FOR [   ]                          AGAINST [   ]                               ABSTAIN [   ]

         3. In the discretion of each proxy and attorney-in-fact, upon any other business which may properly come before the meeting or any adjournment thereof.

         DATE:                                               , 2003
              -----------------------------------------------

                                       ____________________________________
                                                               (Signature)*

         NUMBER OF SHARES:
                           ---------------------------

                                       ____________________________________
                                               (Signatures, if held jointly)



                                      _____________________________________
                                                         Print Name

Note: Please sign exactly as shown on the envelope addressed to you. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer or partner, please give full title as such. If a corporation, please sign in corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

THIS PROXY WILL BE VOTED AS INSTRUCTED. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED, AND THE PROXIES HEREIN NAMED WILL VOTE ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR JUDGMENT.